Exhibit 32.1

CERTIFICATION OF OFFICERS
OF GLEN ROSE PETROLEUM CORPORATION
PURSUANT TO 18 U.S.C. § 1350

In connection with the quarterly report of Glen Rose Petroleum Corporation (the “Company”) on Form 10-Q for the period ended September 30, 2009 as filed with the Securities and Exchange Commission on the date hereof (the “Quarterly Repot”), I, Andrew Kimmins, President and Chief Financial Officer of the Company, certify, pursuant to 18. U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge

(a)   The Quarterly Report fully complies with the requirements of section 13(a) or 15(b) of the Securities Exchange Act of 1934; and

(b)   The information contained in the Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: December 2, 2009

/s/ Andrew Taylor-Kimmins
Andrew Taylor-Kimmins
President and Chief Financial Officer